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                                                                  EXHIBIT (j)(1)


                          INDEPENDENT AUDITORS' CONSENT

     We hereby consent to the use in this Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A of our report dated June 21, 2000, relating to the financial statement of the Floating Rate Portfolio, which appears in such Registration Statement.

     We also consent to the reference to us under the heading "Other Service Providers" in such Registration Statement.


                                  /s/ Deloitte & Touche LLP
                                  DELOITTE & TOUCHE LLP

August 29, 2000
Boston, Massachusetts


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